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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         January 22, 1997
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                        True North Communications Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


           1-5029                                        36-1088161
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   (Commission File Number                 (I.R.S. Employer Identification No.)


 101 East Erie Street, Chicago, IL                       60611-2897
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(Address of Principal Executive Offices)                 (Zip Code)


                                (312) 425-6500
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On January 22, 1997, the Compensation Committee of Registrant's Board of Directors, comprised solely of outside Board members, negotiated and executed severance agreements with John B. Balousek and Craig R. Wiggins, officers and members of the Board of Directors of Registrant. These agreements, attached to this Form 8-K as Exhibits 10.5 and 10.6, will result in a one-time charge to 1996 fourth quarter earnings of approximately $2,501,000 (or $.11 per share) in excess of previously established retirement-related accruals.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT    DESCRIPTION
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10.5       Separation Agreement between John B. Balousek and Registrant
10.6       Separation Agreement between Craig R. Wiggins and Registrant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUE NORTH COMMUNICATIONS INC.


Date:  February 14, 1997   By:      /s/ John J. Rezich
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                                      John J. Rezich
                                Vice President, Controller


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